GUIDESTONE FUNDS

Supplement dated October 29, 2008

to

Prospectus dated August 5, 2008

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I. CHANGES TO MONEY MARKET FUND

This Supplement provides you with important information regarding the Money Market Fund’s (the “Fund”) participation in the U.S. Department of Treasury (the “Treasury”) Temporary Guaranty Program for Money Market Funds (the “Program”).

Although the Fund has not encountered any difficulties in maintaining a $1.00 per share price and GuideStone Capital Management (the “Adviser”) does not currently anticipate any future difficulty in maintaining that price, there can be no assurance that the Fund will be able to do so. At a special meeting (the “Meeting”) held on October 7, 2008, the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, voted to approve the Fund’s participation in the Program. Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of the close of business on September 19, 2008 at $1.00 for each share of the Fund, if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. The Fund’s application for participation in the Program has been reviewed and accepted by the Treasury. The Adviser believes that the Program is in the best interest of shareholders.

Under the Program, shareholders who held shares of the Fund on September 19, 2008 are provided a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or (b) the number of shares owned by the shareholder on the date of a Guarantee Event. The Program does not apply to shareholders who were not shareholders of the Fund as of the close of business on September 19, 2008. In addition, a participating Fund shareholder account that closes after September 19, 2008, will no longer be covered by the Program even if the shareholder subsequently reinvests in the Fund or in another fund that also is participating in the Program. Upon any liquidation pursuant to the Program, shares not subject to the Program will receive only the net asset value per share, which may be less than $1.00.

The Program limits aggregate coverage available for all participants in the Program to the amount of funds available under the Treasury’s Exchange Stabilization Fund at the time of a Guarantee Event (currently, approximately $50 billion).

The Program will provide guarantee payments to shareholders if a Guarantee Event occurs during the term of the Program. Recovery under the Program requires the Fund to liquidate. Upon declaration of a Guarantee Event, the Fund will suspend redemptions, stop declaring and paying dividends and cease sales of Fund shares, unless a Guarantee Event is promptly cured (i.e., the net asset value is restored to $0.995 or above within five days of a Guarantee Event). The Program will pay shareholders of covered shares the difference between $1.00 per share and the actual amount received by a shareholder in the liquidation.

The Program will be in effect for a three-month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. To participate in the Program until December 18, 2008, the Fund paid to the Treasury a payment in the amount of 0.01% of the net asset value of the Fund as of September 19, 2008. The cost of participating in the Program will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement currently in effect.

The Secretary of the Treasury may extend the Program beyond its initial three-month term through September 18, 2009. If the Program is extended, the Board will consider whether the Fund should continue to participate in the Program. Participation in any extension of the Program is expected to require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program.

The Program will terminate if the Treasury does not renew it beyond the initial term. Additional information regarding the Program is available on the Treasury’s website at www.ustreas.gov. The Treasury has not in any manner approved, endorsed, sponsored or authorized this prospectus supplement, the prospectus referred to above, or the Fund.

II. INFORMATION REGARDING SUB-ADVISER OF THE

EXTENDED-DURATION BOND FUND

In the section under “Extended-Duration Bond Fund” on page 119, the paragraph titled “STW Fixed Income Management Ltd.” should be deleted in its entirety and replaced with the following:

STW Fixed Income Management Ltd., (“STW”), Carpinteria, California: STW has been a specialty bond manager since 1977. For the first eight years, the firm operated as the separate fixed income division of Starbuck, Tisdale and Williams, doing business as STW Fixed Income Management. In 1985, STW became a stand alone company. Investment-grade fixed income management is the firm’s only business, and assets under management as of September 30, 2008 were approximately $9.8 billion. Investment decisions for STW’s portion of the Extended-Duration Bond Fund are made by the portfolio management team. The team consists of William H. Williams, Edward H. Jewett, Richard A. Rezek, Jr., CFA, Andrew B.J. Chorlton, CFA and Neil G. Sutherland, CFA. Messrs. Williams and Jewett have been portfolio managers of the Fund since inception. Mr. Williams serves as Principal, Portfolio Manager, Chief Executive Officer and Chief Investment Officer, and Mr. Jewett serves as a Principal and Portfolio Manager. Mr. Rezek, Principal and Portfolio Manager, has been with STW for more than five years. Mr. Chorlton joined STW in July 2007 as Vice President and Portfolio Manager. Prior to that, Mr. Chorlton was Senior Investment Manager at AXA Investment Managers where he worked for six years. Effective November 3, 2008, Mr. Sutherland will join STW as Vice President and Portfolio Manager. Prior to joining STW, Mr. Sutherland was Senior Fixed Income Manager at AXA Investment Managers where he worked for seven years. Portfolio management, research and trading are performed by the same team as an integrated function. All portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio account.

III. INFORMATION REGARDING SUB-ADVISER OF THE INTERNATIONAL EQUITY FUND

In the section under “International Equity Fund” on page 125, “McKinley Capital Management, Inc.” should be replaced with “McKinley Capital Management, LLC” effective upon the reorganization of McKinley Capital Management, Inc., an Alaska corporation to McKinley Capital Management, LLC, a Delaware limited liability company, expected on or about October 31, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GUIDESTONE FUNDS

Supplement dated October 29, 2008

To

Statement of Additional Information dated August 5, 2008

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

Extended-Duration Bond Fund. The Other Accounts Managed chart beginning on page 48 is amended to replace in its entirety the information under the section entitled “STW Fixed Income Management Ltd.” with the following information:

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based in the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
STW Fixed Income Management Ltd.* †	2	$378	2	$154	94	$8,943	N/A	N/A	N/A	N/A	N/A	N/A
William H. Williams
Edward H. Jewett
Richard A. Rezek Jr., CFA
Andrew B.J. Chorlton, CFA
Neil G. Sutherland, CFA

*	The Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.
†	The information for STW Fixed Income Management Ltd. is provided as of September 30, 2008.

Growth Equity Fund. The paragraphs titled “Marsico Capital Management, LLC” under the heading Appendix B — Proxy Voting on page B-11 of the SAI should be deleted in their entirety and replaced with the following:

Marsico Capital Management, LLC (“Marsico”). It is the policy of Marsico to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of Marsico’s clients, as summarized here.

•

Marsico’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under Marsico’s investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because Marsico believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•

In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, Marsico may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•

Marsico may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that Marsico has decided to sell, proxies issued for securities that Marsico did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than Marsico), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. Marsico also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if Marsico may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•

In circumstances when there may be an apparent material conflict of interest between Marsico’s interests and clients’ interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also a Marsico client), Marsico generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, Marsico might use other procedures to resolve an apparent material conflict.

•

Marsico may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. Marsico’s Proxy Voting Policy and reports describing the voting of a client’s proxies are available to the client on request.

•

Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under Marsico’s Proxy Voting Policy and Procedures. Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which Marsico does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

International Equity Fund. Effective on or about October 31, 2008, any and all references to “McKinley Capital Management, Inc” should be replaced with “McKinley Capital Management, LLC” including: in the section describing Control Persons of the Sub-Advisers on page 46; in the Other Accounts Managed chart on page 51; in the section describing Portfolio Manager Compensation on page 63; and in Appendix B — Proxy Voting on page B-13.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.